UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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       ANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o ADVISER SHARES
       JULY 31, 2011

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PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD
ALL TAKE NOTE OF HOW DIFFICULT -- EVEN
IMPOSSIBLE -- IT IS TO PREDICT WHAT IS GOING
TO HAPPEN NEXT. THIS IS WHY I PREFER TO MAKE       [PHOTO OF DANIEL S. McNAMARA]
MY OWN INVESTMENT DECISIONS IN THE CONTEXT OF
MY INVESTMENT PLAN, WHICH IS BASED ON MY GOALS,
RISK TOLERANCE, AND TIME HORIZON."

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AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

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

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EU and International Monetary Fund, a permanent solution has yet to be found.
In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered Public Accounting Firm                   16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         30

    Financial Statements                                                      32

    Notes to Financial Statements                                             35

EXPENSE EXAMPLE                                                               54

ADVISORY AGREEMENTS                                                           56

TRUSTEES' AND OFFICERS' INFORMATION                                           64


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

CAPITAL GROWTH AND, SECONDARILY, CURRENT INCOME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                Wellington Management Company, LLP

   AZIZ V. HAMZAOGULLARI, CFA                    MATTHEW E. MEGARGEL, CFA
                                                 FRANCIS J. BOGGAN, CFA
Barrow, Hanley, Mewhinney & Strauss, LLC         JEFF L. KRIPKE

   MARK GIAMBRONE, CPA
   JAMES P. BARROW                            UBS Global Asset Management
   RAY NIXON, Jr.                             (Americas) Inc.
   ROBERT J. CHAMBERS, CFA
   TIMOTHY J. CULLER, CFA                        JOHN C. LEONARD, CFA
                                                 THOMAS M. COLE, CFA
                                                 THOMAS J. DIGENAN, CFA, CPA

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o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND SHARES) PERFORM DURING THE
  REPORTING PERIOD?

  For the fiscal year ended July 31, 2011, the Fund Shares had a total return of 17.50%. This compares to returns of 20.94% for the Russell 3000 Index (the Index) and 20.29% for the Lipper Multi-Cap Core Funds Index.

  The Fund has four subadvisers. Wellington Management Company, LLP (Wellington Management) manages in a core style against the Index. UBS Global Asset Management (Americas) Inc. (UBS) uses a core U.S. large-cap equity strategy, also managing against the Index. Barrow, Hanley, Mewhinney & Strauss, LLC
  (BHMS) is a value-oriented manager, managing against the Russell 3000 Value Index. Loomis, Sayles & Company L.P. (Loomis Sayles) is a growth-oriented manager, managing against the Russell 3000 Growth Index.

  Refer to page 10 for benchmark definitions.

  Past performance is no guarantee of future results.

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2  | USAA GROWTH & INCOME FUND
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o HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

  For the fiscal year ended July 31, 2011, the Wellington Management Portfolio underperformed the Russell 3000 Index as weak stock selection in energy, information technology, and consumer staples offset stronger performance in consumer discretionary, industrials, and materials. Sector positioning also detracted modestly from relative performance.

  On an individual stock level, the Portfolio's top positive contributors included media provider CBS Corp. "B", U.S.-based retailer Nordstrom, Inc., and WESCO International, Inc., a distributor of products and a provider of supply chain management and logistics services used primarily in industrial, construction, utility and commercial, institutional, and government markets. Apple, Inc. was also among holdings that contributed. Detractors from performance included Cisco Systems, Inc., (Cisco) a leading supplier of networking equipment, software, and services for corporate data networks; Assured Guaranty Ltd., a credit protection company providing bond insurance, mortgage insurance, and other financial guaranty products; and Wells Fargo & Co., a diversified financial services company. Technology hardware holdings Hewlett-Packard Co. (HP) and JDS Uniphase Corp. also detracted from returns during the period.

o HOW IS WELLINGTON MANAGEMENT POSITIONED?

  From a sector perspective, we continue to be overweight in the information technology sector based on our view that several recently lagging technology stocks offer exceptional value. We also remain overweight in the industrials sector, especially aerospace companies that we think will benefit from secular trends. Additionally, we are overweight in the energy sector, where we have exposure to select exploration and production companies. While the government's release of emergency oil reserves surprised the market in the second quarter, and demand has receded in recent months, these circumstances have

  You will find a complete list of securities that the Fund owns on pages 17-29.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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  not altered our longer-term view that the supply of oil -- particularly the supply of inexpensive "sweet crude" -- is highly constrained, and that the fundamentals remain attractive for the sector. We continue to be underweight in the utilities and consumer staples sectors. While these sectors performed better on a relative basis toward the end of the period, in our view nothing has changed regarding their fundamental characteristics to make them more attractive. Within consumer staples, we believe that valuation and growth rates are unexciting, and that consumer price sensitivity along with competition from local brands in emerging markets may serve as headwinds for the sector. Within utilities, industrial demand remains below the peak levels of several years ago and the regulatory environment for utilities has tightened considerably.

o HOW DID THE UBS PORTION PERFORM?

  The UBS portfolio underperformed the Index during the fiscal period, with stock selection the most important detractor, while sector allocation contributed to results. From a stock selection perspective, our holdings in the financials, energy consumer staples, consumer discretionary, and information technology sectors represented the largest detractors from performance, while stock selection in the health care and materials sectors contributed to active performance. From a sector allocation perspective, the largest detractor came from being underweight in the materials sector. On the positive side, underweights to the financials and consumer staples contributed to performance as well as our overweight exposure to the consumer discretionary sector.

  In terms of individual holdings, UnitedHealth Group, Inc. was a strong performer within our portion of the Fund as health care reform has thus far not proved as detrimental to the managed care sector as some had anticipated. On the negative side, holdings such as Avon Products, Inc. (Avon) and HP detracted from relative return. We believe that Avon's management needs to show the market that they can turn around

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4  | USAA GROWTH & INCOME FUND

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  their business with a recovery in Brazil and Russia, their cost savings initiatives need to come through and its new recruitment initiatives need to show progress. HP has underperformed and we believe that investors have overreacted to recent weakness in enterprise spending and corporate IT spending. We believe HP's valuation is attractive and the company's underlying business fundamentals are strong.

o HOW IS THE UBS PORTION POSITIONED?

  We continue to be overweight in the health care sector, and we view biotechnology as an area of great opportunity. We have identified several biotechnology companies with strong research driving their drug pipelines, but at the same time these companies are experiencing some type of problem that is currently hindering stock performance. We believe that if we can identify four to five stocks with some margin of safety and strong science, the outperformance of two such holdings can justify the positions. The financials sector also continues to carry a high degree of uncertainty. While consumer credit appears to be improving, loan growth continues to lag. We believe that the discount currently being placed on some large diversified financials is too high. Although the regulatory environment for these firms could prove onerous, this circumstance already appears to be "priced in."

  Overall, sector overweights and underweights remain moderate within our strategy. Most of the opportunities that we have identified are stock-specific in nature, supported by strong industry reviews.

o HOW DID THE VALUE-ORIENTED BHMS PORTION PERFORM?

  The largest constraints on relative return during the period came from underweights to the energy and materials sectors, and an overweight to information technology. Energy was the top-performing sector over the past 12 months, with our weighting there somewhat limited by our value orientation. We have also been adding to our portion of the Fund's energy exposure, as we believe that high oil prices are

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

  supporting the outlook for profits in the sector. We tend to be underweight in the materials sector, as performance there is generally driven more by macroeconomic factors than by individual company fundamentals. Within the information technology sector, holdings such as HP and Xerox Corp. were held back by slowing demand for personal computers, printers, and other computer hardware. While we expect growth to remain relatively slow within the segment, both companies carry tremendous cash flow and maintain a high-dividend yield. In addition, the two are trading at low valuations versus earnings. We expect to maintain our overweight to the information technology sector.

o WHAT IS BHMS' OUTLOOK?

  While we believe that the pace of the continued earnings rebound for the overall market is in question, we continue to invest in companies with solid earnings prospects. In addition, we are encouraged regarding the prospects for dividends to contribute to our portion of the portfolio's return. Dividends are one of the most effective measures of a particular management's commitment to returning cash to shareholders, and importantly, they represent approximately half of the market's return for the past 100 years. Overall portfolio yield remains at a premium to the market and is very competitive with fixed-income alternatives. This is in spite of the fact that many of our financial holdings do not currently pay a dividend, a condition that should change as post-bailout government restrictions ease.

o HOW DID THE GROWTH-ORIENTED LOOMIS SAYLES PORTION PERFORM?

  We underperformed the Russell 3000 Growth benchmark during the period. Our objective is to invest in high quality businesses with a

  The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

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6  | USAA GROWTH & INCOME FUND

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  sustainable competitive advantage and profitable growth that trade at a significant discount to intrinsic value. The primary driver of our underperformance came from stock selection in the financials and information technology sectors. Stock selection in the consumer discretionary area contributed positively.

  On an individual stock level, the top positive contributors to performance included Amazon.com, Inc. in the consumer discretionary sector, Visa, Inc. "A" in the information technology sector, and Timberland Co. "A" in the consumer discretionary sector. The largest detractors included Blue Nile, Inc., Cisco, and VistaPrint N.V. (VistaPrint). We added to our positions in Cisco and VistaPrint during the period as we took advantage of price weakness. We believe that both companies possess strong and durable competitive advantages with secular growth drivers and low-embedded expectations, creating long-term investment opportunity. We also initiated positions in consumer staples company Danone S.A. ADR (Danone) and in the financial services company Greenhill & Co., Inc.

o HOW IS LOOMIS SAYLES POSITIONED?

  Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. The nature of our process -- where sector positioning is derived from our fundamental research -- leads us to comparatively lower portfolio turnover. As of July 31, 2011, this investment process has resulted in overweight positions in the information technology and financials sectors, while we hold underweights to industrials, energy, consumer discretionary, and materials sectors. We avoid making investment decisions based on macroeconomic factors, and remain committed to our long-term investment approach, with a focus on bottom-up company fundamentals. One of our new holdings, Danone, illustrates our investment approach of focusing on companies with high quality,

  Timberland Co., "A" was sold out of the Fund prior to July 31, 2011.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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  sustainable growth, and attractive valuation. We believe Danone has strong, sustainable competitive advantages with global brands, its innovative culture, difficult to replicate manufacturing infrastructure and distribution system, especially in emerging markets. We also believe Danone's healthy balance sheet and long-term oriented management team means it is has one of the fastest sustainable growth rates in consumer staples with 100% health and nutrition focus and increased product penetration in both developed markets and emerging markets. At the time of our purchase, shares of the company was trading at a discount to our estimate of the value for the business.

  On behalf of USAA Investment Management Company, we thank you for your investment in the Fund.

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8  | USAA GROWTH & INCOME FUND

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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (Symbol: USGRX)


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                                               7/31/11               7/31/10
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Net Assets                                 $1,153.2 Million     $1,031.2 Million
Net Asset Value Per Share                       $15.24                $13.06


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
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   1 Year                          5 Years                           10 Years

   17.50%                           2.12%                              2.29%


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                          EXPENSE RATIO AS OF 7/31/10*
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                                      1.04%



High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  LIPPER MULTI-CAP         RUSSELL 3000        USAA GROWTH & INCOME
                  CORE FUNDS INDEX            INDEX                FUND SHARES
 7/31/2001           $10,000.00            $10,000.00              $10,000.00
 8/31/2001             9,433.43              9,409.64                9,395.63
 9/30/2001             8,466.42              8,579.47                8,637.03
10/31/2001             8,696.30              8,779.08                8,738.82
11/30/2001             9,379.23              9,455.27                9,400.46
12/31/2001             9,599.00              9,588.55                9,512.63
 1/31/2002             9,386.73              9,468.31                9,359.97
 2/28/2002             9,217.18              9,274.69                9,254.68
 3/31/2002             9,590.22              9,681.34                9,529.06
 4/30/2002             9,182.59              9,173.42                9,054.71
 5/31/2002             9,107.37              9,067.14                8,980.92
 6/30/2002             8,393.87              8,414.44                8,332.83
 7/31/2002             7,731.89              7,745.47                7,725.94
 8/31/2002             7,780.80              7,782.06                7,752.33
 9/30/2002             7,065.26              6,964.39                6,976.35
10/31/2002             7,512.61              7,518.94                7,451.65
11/30/2002             7,970.10              7,973.92                7,985.05
12/31/2002             7,512.14              7,523.12                7,489.04
 1/31/2003             7,385.29              7,339.03                7,267.18
 2/28/2003             7,257.79              7,218.29                7,142.73
 3/31/2003             7,281.26              7,294.20                7,182.60
 4/30/2003             7,847.54              7,889.83                7,713.44
 5/31/2003             8,378.23              8,366.09                8,184.69
 6/30/2003             8,503.31              8,478.99                8,341.18
 7/31/2003             8,667.61              8,673.50                8,541.72
 8/31/2003             8,934.14              8,865.70                8,725.99
 9/30/2003             8,815.30              8,769.45                8,599.73
10/31/2003             9,340.30              9,300.17                9,164.01
11/30/2003             9,486.13              9,428.27                9,299.65
12/31/2003             9,864.34              9,859.52                9,677.44
 1/31/2004            10,096.10             10,065.20                9,813.20
 2/29/2004            10,252.91             10,200.79                9,965.26
 3/31/2004            10,136.52             10,079.71                9,823.00
 4/30/2004             9,923.11              9,871.30                9,649.14
 5/31/2004            10,041.96             10,014.76                9,768.67
 6/30/2004            10,264.25             10,213.80               10,049.05
 7/31/2004             9,843.40              9,827.56                9,630.56
 8/31/2004             9,836.15              9,868.03                9,581.65
 9/30/2004            10,046.49             10,019.73                9,746.93
10/31/2004            10,198.06             10,184.29                9,828.51
11/30/2004            10,709.97             10,657.72               10,323.48
12/31/2004            11,086.56             11,037.47               10,706.54
 1/31/2005            10,834.34             10,743.49               10,474.17
 2/28/2005            11,053.39             10,979.99               10,665.88
 3/31/2005            10,879.60             10,794.28               10,495.22
 4/30/2005            10,583.45             10,559.75               10,274.27
 5/31/2005            11,016.81             10,959.88               10,652.21
 6/30/2005            11,138.11             11,036.44               10,703.30
 7/31/2005            11,610.25             11,489.21               11,151.45
 8/31/2005            11,557.38             11,379.68               11,139.81
 9/30/2005            11,661.20             11,479.24               11,213.25
10/31/2005            11,420.09             11,264.25               10,945.30
11/30/2005            11,859.62             11,702.43               11,417.13
12/31/2005            11,998.04             11,712.93               11,444.62
 1/31/2006            12,443.66             12,104.28               11,841.40
 2/28/2006            12,394.20             12,125.80               11,760.81
 3/31/2006            12,670.43             12,335.40               11,869.23
 4/30/2006            12,827.40             12,469.22               12,024.42
 5/31/2006            12,383.05             12,070.01               11,447.10
 6/30/2006            12,346.56             12,091.36               11,467.75
 7/31/2006            12,198.60             12,080.04               11,287.31
 8/31/2006            12,487.30             12,375.55               11,393.09
 9/30/2006            12,755.44             12,652.58               11,767.04
10/31/2006            13,229.96             13,108.04               12,134.76
11/30/2006            13,543.30             13,393.25               12,477.55
12/31/2006            13,694.75             13,553.64               12,537.88
 1/31/2007            13,993.24             13,811.63               12,905.83
 2/28/2007            13,808.81             13,585.06               12,683.67
 3/31/2007            13,954.36             13,726.45               12,898.89
 4/30/2007            14,497.06             14,274.78               13,322.37
 5/31/2007            15,039.83             14,794.99               13,968.01
 6/30/2007            14,909.59             14,517.91               13,829.16
 7/31/2007            14,432.58             14,022.80               13,370.97
 8/31/2007            14,525.77             14,224.09               13,488.99
 9/30/2007            15,032.01             14,742.66               13,981.89
10/31/2007            15,334.96             15,013.10               14,433.15
11/30/2007            14,645.87             14,337.23               13,822.22
12/31/2007            14,512.25             14,250.47               13,728.24
 1/31/2008            13,697.25             13,386.73               12,774.00
 2/29/2008            13,336.34             12,970.94               12,316.93
 3/31/2008            13,148.66             12,894.09               12,140.51
 4/30/2008            13,809.52             13,538.91               12,838.15
 5/31/2008            14,147.98             13,816.28               13,166.92
 6/30/2008            13,019.99             12,676.14               12,150.15
 7/31/2008            12,829.45             12,575.04               11,933.19
 8/31/2008            12,951.91             12,770.35               12,029.62
 9/30/2008            11,507.76             11,569.63               10,767.04
10/31/2008             9,333.87              9,517.64                8,729.60
11/30/2008             8,519.32              8,766.33                7,916.23
12/31/2008             8,787.45              8,934.03                8,037.04
 1/31/2009             8,166.01              8,184.28                7,438.71
 2/28/2009             7,410.61              7,326.94                6,767.61
 3/31/2009             8,009.08              7,968.73                7,338.79
 4/30/2009             9,046.41              8,807.31                8,165.92
 5/31/2009             9,604.30              9,277.24                8,603.82
 6/30/2009             9,595.67              9,308.85                8,526.79
 7/31/2009            10,391.65             10,033.41                9,217.06
 8/31/2009            10,745.87             10,391.93                9,533.77
 9/30/2009            11,233.30             10,827.31                9,992.52
10/31/2009            10,904.86             10,548.83                9,764.86
11/30/2009            11,499.82             11,148.26               10,334.00
12/31/2009            11,889.48             11,465.95               10,630.53
 1/31/2010            11,452.01             11,052.63               10,215.08
 2/28/2010            11,837.74             11,427.33               10,606.09
 3/31/2010            12,565.93             12,147.56               11,261.00
 4/30/2010            12,810.49             12,409.71               11,456.70
 5/31/2010            11,802.40             11,429.38               10,510.81
 6/30/2010            11,214.12             10,772.33                9,875.63
 7/31/2010            11,939.50             11,520.17               10,667.97
 8/31/2010            11,406.62             10,977.88               10,071.67
 9/30/2010            12,447.43             12,014.38               11,103.27
10/31/2010            12,973.68             12,483.86               11,536.93
11/30/2010            13,021.33             12,555.93               11,553.29
12/31/2010            13,866.58             13,407.09               12,324.04
 1/31/2011            14,198.57             13,699.92               12,586.43
 2/28/2011            14,687.62             14,198.71               12,947.21
 3/31/2011            14,751.76             14,262.75               12,931.67
 4/30/2011            15,182.90             14,687.28               13,375.05
 5/31/2011            14,972.68             14,519.70               13,210.83
 6/30/2011            14,708.21             14,258.94               12,954.86
 7/31/2011            14,362.40             13,932.41               12,535.37


                                   [END CHART]

          Data from 7/31/01 to 7/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME ADVISER SHARES (Symbol: USGIX)*


--------------------------------------------------------------------------------
                                                                    7/31/11
--------------------------------------------------------------------------------

Net Assets                                                       $6.2 Million
Net Asset Value Per Share                                           $15.22


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/11
--------------------------------------------------------------------------------
                            Since Inception 8/01/10**

                                     14.65%


--------------------------------------------------------------------------------
                   ESTIMATED EXPENSE RATIOS AS OF 08/01/10***
--------------------------------------------------------------------------------

   Before Reimbursement  1.51%                     After Reimbursement  1.30%



*The USAA Growth & Income Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

***USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT ESTIMATED EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED DECEMBER 1, 2010. THESE ESTIMATED EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  RUSSELL 3000        LIPPER MULTI-CAP        USAA GROWTH & INCOME
                     INDEX            CORE FUNDS INDEX           ADVISER SHARES
 7/31/2010         $10,000.00            $10,000.00                $10,000.00
 8/31/2010           9,529.27              9,553.69                  9,242.88
 9/30/2010          10,429.00             10,425.42                 10,181.90
10/31/2010          10,836.53             10,866.19                 10,572.36
11/30/2010          10,899.09             10,906.09                 10,594.88
12/31/2010          11,637.93             11,614.04                 11,294.92
 1/31/2011          11,892.12             11,892.10                 11,535.56
 2/28/2011          12,325.09             12,301.71                 11,858.92
 3/31/2011          12,380.68             12,355.43                 11,843.03
 4/30/2011          12,749.19             12,716.53                 12,249.34
 5/31/2011          12,603.72             12,540.46                 12,091.33
 6/30/2011          12,377.37             12,318.96                 11,856.30
 7/31/2011          12,093.93             12,029.32                 11,464.60


                                   [END CHART]

          Data from 7/31/10 to 7/31/11.*

          See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Adviser Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2011
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  2.3%
Cisco Systems, Inc. ......................................................  2.1%
Visa, Inc. "A" ...........................................................  2.1%
Apple, Inc. ..............................................................  2.1%
Exxon Mobil Corp. ........................................................  2.0%
QUALCOMM, Inc. ...........................................................  1.9%
Google, Inc. "A" .........................................................  1.7%
JPMorgan Chase & Co. .....................................................  1.5%
Wells Fargo & Co. ........................................................  1.5%
Oracle Corp. .............................................................  1.4%


================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     20.9%
FINANCIALS                                                                 16.7%
HEALTH CARE                                                                13.2%
INDUSTRIALS                                                                11.5%
CONSUMER DISCRETIONARY                                                     11.4%
ENERGY                                                                     10.0%
CONSUMER STAPLES                                                            8.2%
MATERIALS                                                                   2.5%
UTILITIES                                                                   2.5%
TELECOMMUNICATION SERVICES                                                  0.8%
CONVERTIBLE SECURITIES                                                      0.1%
MONEY MARKET INSTRUMENTS                                                    1.7%
EXCHANGE-TRADED FUNDS**                                                     0.7%


                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 17-29.

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $24,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 19, 2011

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.5%)

             COMMON STOCKS (97.7%)

             CONSUMER DISCRETIONARY (11.4%)
             ------------------------------
             ADVERTISING (0.3%)
    68,687   Omnicom Group, Inc.                                                        $    3,223
                                                                                        ----------
             APPAREL RETAIL (0.8%)
    46,394   Buckle, Inc.(a)                                                                 2,056
   125,725   Guess?, Inc.                                                                    4,793
    11,000   Ross Stores, Inc.                                                                 833
    19,225   TJX Companies, Inc.                                                             1,063
                                                                                        ----------
                                                                                             8,745
                                                                                        ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    90,500   Hanesbrands, Inc.*                                                              2,761
                                                                                        ----------
             AUTOMOBILE MANUFACTURERS (0.6%)
    70,690   Ford Motor Co.*                                                                   863
   208,500   General Motors Co.*                                                             5,771
                                                                                        ----------
                                                                                             6,634
                                                                                        ----------
             BROADCASTING (0.3%)
   112,710   CBS Corp. "B"                                                                   3,085
                                                                                        ----------
             CABLE & SATELLITE (0.7%)
   319,900   Comcast Corp. "A"                                                               7,684
                                                                                        ----------
             CASINOS & GAMING (0.7%)
   437,000   International Game Technology                                                   8,124
                                                                                        ----------
             COMPUTER & ELECTRONICS RETAIL (0.3%)
   161,900   GameStop Corp. "A"*(a)                                                          3,818
                                                                                        ----------
             DEPARTMENT STORES (0.4%)
   102,760   Nordstrom, Inc.                                                                 5,154
                                                                                        ----------
             EDUCATION SERVICES (0.8%)
    68,600   Apollo Group, Inc. "A"*                                                         3,487
    62,850   ITT Educational Services, Inc.*(a)                                              5,384
     2,605   Strayer Education, Inc.(a)                                                        317
                                                                                        ----------
                                                                                             9,188
                                                                                        ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             HOME IMPROVEMENT RETAIL (0.2%)
    48,104   Home Depot, Inc.                                                           $    1,680
    52,645   Lowe's Companies, Inc.                                                          1,136
                                                                                        ----------
                                                                                             2,816
                                                                                        ----------
             HOTELS, RESORTS, & CRUISE LINES (1.0%)
   283,800   Carnival Corp.                                                                  9,450
    75,300   Royal Caribbean Cruises Ltd.*                                                   2,306
                                                                                        ----------
                                                                                            11,756
                                                                                        ----------
             HOUSEHOLD APPLIANCES (0.5%)
    88,400   Stanley Black & Decker, Inc.                                                    5,814
                                                                                        ----------
             HOUSEWARES & SPECIALTIES (0.1%)
    51,600   Newell Rubbermaid, Inc.                                                           801
                                                                                        ----------
             INTERNET RETAIL (3.0%)
   120,209   Amazon.com, Inc.*                                                              26,749
   200,094   Blue Nile, Inc.*(a)                                                             8,476
                                                                                        ----------
                                                                                            35,225
                                                                                        ----------
             MOVIES & ENTERTAINMENT (1.2%)
   236,200   Time Warner, Inc.                                                               8,305
   112,200   Viacom, Inc. "B"                                                                5,433
                                                                                        ----------
                                                                                            13,738
                                                                                        ----------
             RESTAURANTS (0.2%)
    28,000   Cracker Barrel Old Country Store, Inc.                                          1,263
    41,775   Starbucks Corp.                                                                 1,675
                                                                                        ----------
                                                                                             2,938
                                                                                        ----------
             SPECIALIZED CONSUMER SERVICES (0.1%)
    85,900   Service Corp. International                                                       899
                                                                                        ----------
             Total Consumer Discretionary                                                  132,403
                                                                                        ----------
             CONSUMER STAPLES (8.2%)
             -----------------------
             DISTILLERS & VINTNERS (0.2%)
    23,900   Diageo plc ADR                                                                  1,942
                                                                                        ----------
             DRUG RETAIL (0.4%)
    85,400   CVS Caremark Corp.                                                              3,105
    48,700   Walgreen Co.                                                                    1,901
                                                                                        ----------
                                                                                             5,006
                                                                                        ----------
             FOOD RETAIL (0.5%)
   257,500   Kroger Co.                                                                      6,404
                                                                                        ----------


================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS (1.8%)
    50,126   Clorox Co.                                                                 $    3,588
   100,300   Colgate-Palmolive Co.                                                           8,463
   136,406   Procter & Gamble Co.                                                            8,388
                                                                                        ----------
                                                                                            20,439
                                                                                        ----------
             PACKAGED FOODS & MEAT (2.0%)
   552,976   Danone S.A. ADR                                                                 7,896
   264,200   Kraft Foods, Inc. "A"                                                           9,083
   127,557   McCormick & Co., Inc.                                                           6,206
                                                                                        ----------
                                                                                            23,185
                                                                                        ----------
             PERSONAL PRODUCTS (0.4%)
   186,600   Avon Products, Inc.                                                             4,895
                                                                                        ----------
             SOFT DRINKS (1.4%)
    29,355   Coca-Cola Co.                                                                   1,996
   163,800   Cott Corp.*                                                                     1,358
   194,395   PepsiCo, Inc.                                                                  12,449
                                                                                        ----------
                                                                                            15,803
                                                                                        ----------
             TOBACCO (1.5%)
    83,600   Altria Group, Inc.                                                              2,199
    30,700   Imperial Tobacco Group plc ADR                                                  2,124
    22,000   Lorillard, Inc.                                                                 2,337
   120,800   Philip Morris International, Inc.                                               8,597
    59,800   Reynolds American, Inc.                                                         2,105
                                                                                        ----------
                                                                                            17,362
                                                                                        ----------
             Total Consumer Staples                                                         95,036
                                                                                        ----------
             ENERGY (10.0%)
             --------------
             COAL & CONSUMABLE FUELS (0.5%)
    40,520   Alpha Natural Resources, Inc.*                                                  1,730
    67,300   Peabody Energy Corp.                                                            3,868
                                                                                        ----------
                                                                                             5,598
                                                                                        ----------
             INTEGRATED OIL & GAS (4.3%)
   129,645   BP plc ADR                                                                      5,891
    12,700   Chevron Corp.                                                                   1,321
    63,200   ConocoPhillips                                                                  4,550
   291,800   Exxon Mobil Corp.                                                              23,283
    55,600   Hess Corp.                                                                      3,812
    83,400   Marathon Oil Corp.                                                              2,583
    35,100   Murphy Oil Corp.                                                                2,254
    45,500   Occidental Petroleum Corp.                                                      4,467


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
    37,230   Petroleo Brasileiro S.A. ADR                                               $    1,265
                                                                                        ----------
                                                                                            49,426
                                                                                        ----------
             OIL & GAS DRILLING (1.8%)
    39,200   Atwood Oceanics, Inc.*                                                          1,831
   109,000   ENSCO International plc ADR                                                     5,804
   278,615   Noble Corp.                                                                    10,272
    83,400   SeaDrill Ltd.                                                                   2,899
                                                                                        ----------
                                                                                            20,806
                                                                                        ----------
             OIL & GAS EQUIPMENT & SERVICES (0.9%)
    41,100   Cameron International Corp.*                                                    2,299
    88,348   Schlumberger Ltd.                                                               7,984
                                                                                        ----------
                                                                                            10,283
                                                                                        ----------
             OIL & GAS EXPLORATION & PRODUCTION (2.1%)
    32,460   Apache Corp.                                                                    4,016
    61,600   EOG Resources, Inc.                                                             6,283
   174,513   Ultra Petroleum Corp.*                                                          8,171
   102,060   Whiting Petroleum Corp.*                                                        5,981
                                                                                        ----------
                                                                                            24,451
                                                                                        ----------
             OIL & GAS REFINING & MARKETING (0.1%)
    39,550   Marathon Petroleum Corp.*                                                       1,732
                                                                                        ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
   146,550   Spectra Energy Corp.                                                            3,960
                                                                                        ----------
             Total Energy                                                                  116,256
                                                                                        ----------
             FINANCIALS (16.7%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (2.9%)
   163,440   Ameriprise Financial, Inc.                                                      8,842
    32,417   Franklin Resources, Inc.                                                        4,116
   167,475   Legg Mason, Inc.                                                                4,927
   586,238   SEI Investments Co.                                                            11,596
    62,400   State Street Corp.                                                              2,588
    34,400   Waddell & Reed Financial, Inc. "A"                                              1,262
                                                                                        ----------
                                                                                            33,331
                                                                                        ----------
             CONSUMER FINANCE (2.1%)
   195,631   American Express Co.                                                            9,789
   129,800   Capital One Financial Corp.                                                     6,204
   131,100   Discover Financial Services                                                     3,358
   303,300   SLM Corp.                                                                       4,729
                                                                                        ----------
                                                                                            24,080
                                                                                        ----------


================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             DIVERSIFIED BANKS (2.0%)
   226,000   U.S. Bancorp                                                               $    5,890
   604,490   Wells Fargo & Co.                                                              16,889
                                                                                        ----------
                                                                                            22,779
                                                                                        ----------
             DIVERSIFIED CAPITAL MARKETS (0.1%)
    67,805   UBS AG*(a)                                                                      1,117
                                                                                        ----------
             INSURANCE BROKERS (0.3%)
    78,400   Willis Group Holdings Ltd. plc                                                  3,210
                                                                                        ----------
             INVESTMENT BANKING & BROKERAGE (2.1%)
    70,395   Goldman Sachs Group, Inc.                                                       9,501
   223,735   Greenhill & Co., Inc.(a)                                                        9,853
   249,500   Morgan Stanley                                                                  5,552
                                                                                        ----------
                                                                                            24,906
                                                                                        ----------
             LIFE & HEALTH INSURANCE (1.2%)
   168,000   AFLAC, Inc.                                                                     7,738
   159,300   MetLife, Inc.                                                                   6,565
                                                                                        ----------
                                                                                            14,303
                                                                                        ----------
             MULTI-LINE INSURANCE (0.3%)
   130,765   Hartford Financial Services Group, Inc.                                         3,062
                                                                                        ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.9%)
   244,300   Bank of America Corp.                                                           2,372
   371,460   Citigroup, Inc.                                                                14,242
   422,295   JPMorgan Chase & Co.                                                           17,082
                                                                                        ----------
                                                                                            33,696
                                                                                        ----------
             PROPERTY & CASUALTY INSURANCE (0.6%)
   297,212   Assured Guaranty Ltd.                                                           4,206
    17,200   Chubb Corp.                                                                     1,075
   111,180   XL Group plc                                                                    2,281
                                                                                        ----------
                                                                                             7,562
                                                                                        ----------
             REGIONAL BANKS (0.6%)
   203,100   Fifth Third Bancorp                                                             2,569
    83,300   PNC Financial Services Group, Inc.                                              4,522
                                                                                        ----------
                                                                                             7,091
                                                                                        ----------
             REITs - MORTGAGE (0.4%)
   299,100   Annaly Capital Management, Inc.                                                 5,019
                                                                                        ----------
             REITs - RESIDENTIAL (0.2%)
    19,600   Essex Property Trust, Inc.                                                      2,751
                                                                                        ----------
             SPECIALIZED FINANCE (0.8%)
   246,140   MSCI, Inc. "A"*                                                                 8,735
                                                                                        ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE (0.2%)
   145,300   New York Community Bancorp, Inc.                                           $    1,966
                                                                                        ----------
             Total Financials                                                              193,608
                                                                                        ----------
             HEALTH CARE (13.2%)
             -------------------
             BIOTECHNOLOGY (2.2%)
    78,200   Acorda Therapeutics, Inc.*                                                      2,221
    73,800   Alexion Pharmaceuticals, Inc.*                                                  4,192
   222,130   Amgen, Inc.*                                                                   12,150
   101,600   Amylin Pharmaceuticals, Inc.*                                                   1,210
     6,684   Biogen Idec, Inc.*                                                                681
    31,600   Gilead Sciences, Inc.*                                                          1,339
    26,700   Pharmasset, Inc.*                                                               3,241
                                                                                        ----------
                                                                                            25,034
                                                                                        ----------
             HEALTH CARE DISTRIBUTORS (0.5%)
   118,830   Cardinal Health, Inc.                                                           5,200
                                                                                        ----------
             HEALTH CARE EQUIPMENT (3.0%)
   126,300   Baxter International, Inc.                                                      7,347
    86,000   Covidien plc                                                                    4,368
   315,597   Medtronic, Inc.                                                                11,377
    83,695   St. Jude Medical, Inc.                                                          3,892
   121,731   Zimmer Holdings, Inc.*                                                          7,306
                                                                                        ----------
                                                                                            34,290
                                                                                        ----------
             HEALTH CARE FACILITIES (0.3%)
    97,600   HCA Holdings, Inc.*                                                             2,604
    24,300   Universal Health Services, Inc. "B"                                             1,206
                                                                                        ----------
                                                                                             3,810
                                                                                        ----------
             HEALTH CARE SERVICES (0.4%)
    96,000   Emdeon, Inc.*                                                                   1,488
    90,400   Omnicare, Inc.                                                                  2,757
                                                                                        ----------
                                                                                             4,245
                                                                                        ----------
             LIFE SCIENCES TOOLS & SERVICES (0.4%)
    17,300   Bio-Rad Laboratories, Inc. "A"*                                                 1,886
    23,980   Thermo Fisher Scientific, Inc.*                                                 1,441
    20,100   Waters Corp.*                                                                   1,766
                                                                                        ----------
                                                                                             5,093
                                                                                        ----------
             MANAGED HEALTH CARE (2.0%)
    55,300   CIGNA Corp.                                                                     2,752
    97,200   Coventry Health Care, Inc.*                                                     3,111
    23,400   Humana, Inc.                                                                    1,745
   245,170   UnitedHealth Group, Inc.                                                       12,168


================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
    56,228   WellPoint, Inc.                                                            $    3,798
                                                                                        ----------
                                                                                            23,574
                                                                                        ----------
             PHARMACEUTICALS (4.4%)
    61,100   Allergan, Inc.                                                                  4,968
    30,000   Bristol-Myers Squibb Co.                                                          860
    66,030   Eli Lilly and Co.                                                               2,529
   208,400   Johnson & Johnson                                                              13,503
   314,154   Merck & Co., Inc.                                                              10,722
   121,474   Novartis AG ADR                                                                 7,434
   278,841   Pfizer, Inc.                                                                    5,365
   127,535   Teva Pharmaceutical Industries Ltd. ADR                                         5,948
                                                                                        ----------
                                                                                            51,329
                                                                                        ----------
             Total Health Care                                                             152,575
                                                                                        ----------
             INDUSTRIALS (11.5%)
             -------------------
             AEROSPACE & DEFENSE (3.6%)
   143,215   Boeing Co.                                                                     10,093
   142,400   General Dynamics Corp.                                                          9,703
    27,100   Goodrich Corp.                                                                  2,578
   127,190   Honeywell International, Inc.                                                   6,754
    15,900   ITT Corp.                                                                         848
    43,200   L-3 Communications Holdings, Inc.                                               3,418
    25,365   Precision Castparts Corp.                                                       4,094
    95,200   Raytheon Co.                                                                    4,258
                                                                                        ----------
                                                                                            41,746
                                                                                        ----------
             AIR FREIGHT & LOGISTICS (2.1%)
   235,856   Expeditors International of Washington, Inc.                                   11,255
    61,000   FedEx Corp.                                                                     5,300
   117,093   United Parcel Service, Inc. "B"                                                 8,105
                                                                                        ----------
                                                                                            24,660
                                                                                        ----------
             AIRLINES (0.4%)
   454,200   Southwest Airlines Co.                                                          4,524
                                                                                        ----------
             BUILDING PRODUCTS (0.2%)
   195,900   Masco Corp.                                                                     2,067
                                                                                        ----------
             CONSTRUCTION & ENGINEERING (0.2%)
    38,365   Fluor Corp.                                                                     2,437
                                                                                        ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.7%)
    22,400   Joy Global, Inc.                                                                2,104
    34,000   Navistar International Corp.*                                                   1,744
    98,150   PACCAR, Inc.                                                                    4,202
                                                                                        ----------
                                                                                             8,050
                                                                                        ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    60,990   Belden, Inc.                                                               $    2,247
    38,800   Emerson Electric Co.                                                            1,905
                                                                                        ----------
                                                                                             4,152
                                                                                        ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
    25,600   Manpower, Inc.                                                                  1,293
                                                                                        ----------
             INDUSTRIAL CONGLOMERATES (0.4%)
   236,790   General Electric Co.                                                            4,241
                                                                                        ----------
             INDUSTRIAL MACHINERY (1.7%)
    52,800   Eaton Corp.                                                                     2,532
    42,780   Flowserve Corp.                                                                 4,251
   230,600   Illinois Tool Works, Inc.                                                      11,484
    20,000   SPX Corp.                                                                       1,505
                                                                                        ----------
                                                                                            19,772
                                                                                        ----------
             RAILROADS (0.5%)
    68,900   Norfolk Southern Corp.                                                          5,216
                                                                                        ----------
             RESEARCH & CONSULTING SERVICES (0.5%)
    16,150   CoStar Group, Inc.*                                                               949
    17,900   Dun & Bradstreet Corp.                                                          1,298
   120,923   Verisk Analytics, Inc. "A"*                                                     4,027
                                                                                        ----------
                                                                                             6,274
                                                                                        ----------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
    72,700   WESCO International, Inc.*(a)                                                   3,685
                                                                                        ----------
             TRUCKING (0.4%)
   342,500   Hertz Global Holdings, Inc.*                                                    4,819
                                                                                        ----------
             Total Industrials                                                             132,936
                                                                                        ----------
             INFORMATION TECHNOLOGY (20.9%)
             ------------------------------
             APPLICATION SOFTWARE (1.8%)
   289,000   Adobe Systems, Inc.*                                                            8,011
   122,836   FactSet Research Systems, Inc.                                                 11,312
    49,800   JDA Software Group, Inc.*                                                       1,393
    29,600   Longtop Financial Technologies Ltd. ADR,
               acquired 4/29/2011 - 5/09/2011; cost: $599*(a),(b),(f)                          280
                                                                                        ----------
                                                                                            20,996
                                                                                        ----------
             COMMUNICATIONS EQUIPMENT (4.2%)
 1,562,810   Cisco Systems, Inc.                                                            24,958
   135,700   JDS Uniphase Corp.*                                                             1,784
   393,259   QUALCOMM, Inc.                                                                 21,543
                                                                                        ----------
                                                                                            48,285
                                                                                        ----------


================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             COMPUTER HARDWARE (3.0%)
    63,460   Apple, Inc.*                                                               $   24,780
   289,000   Hewlett-Packard Co.                                                            10,161
                                                                                        ----------
                                                                                            34,941
                                                                                        ----------
             COMPUTER STORAGE & PERIPHERALS (0.4%)
   143,135   EMC Corp.*                                                                      3,733
    29,400   NetApp, Inc.*                                                                   1,397
                                                                                        ----------
                                                                                             5,130
                                                                                        ----------
             DATA PROCESSING & OUTSOURCED SERVICES (3.3%)
    58,767   Automatic Data Processing, Inc.                                                 3,026
    39,900   Computer Sciences Corp.                                                         1,408
    38,500   Global Payments, Inc.                                                           1,825
   290,172   Visa, Inc. "A"                                                                 24,821
   344,035   Western Union Co.                                                               6,678
                                                                                        ----------
                                                                                            37,758
                                                                                        ----------
             ELECTRONIC MANUFACTURING SERVICES (0.2%)
   106,500   Molex, Inc.(a)                                                                  2,501
                                                                                        ----------
             INTERNET SOFTWARE & SERVICES (2.4%)
   116,235   eBay, Inc.*                                                                     3,807
    32,674   Google, Inc. "A"*                                                              19,725
   176,351   VistaPrint N.V.*                                                                4,708
                                                                                        ----------
                                                                                            28,240
                                                                                        ----------
             IT CONSULTING & OTHER SERVICES (0.5%)
    91,500   iGATE Corp.                                                                     1,372
    21,900   International Business Machines Corp.                                           3,982
    19,900   ServiceSource International*                                                      372
                                                                                        ----------
                                                                                             5,726
                                                                                        ----------
             OFFICE ELECTRONICS (0.2%)
   219,400   Xerox Corp.                                                                     2,047
                                                                                        ----------
             SEMICONDUCTOR EQUIPMENT (0.2%)
    91,000   Applied Materials, Inc.                                                         1,121
    18,405   ASML Holding N.V.                                                                 656
                                                                                        ----------
                                                                                             1,777
                                                                                        ----------
             SEMICONDUCTORS (1.6%)
    15,311   Altera Corp.                                                                      626
    62,634   Analog Devices, Inc.                                                            2,155
   123,200   Broadcom Corp. "A"*                                                             4,567
   126,400   Intel Corp.                                                                     2,822
   334,600   Intersil Corp. "A"                                                              4,032
    42,285   Linear Technology Corp.                                                         1,239


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
    62,800   Microchip Technology, Inc.(a)                                              $    2,119
    52,800   Texas Instruments, Inc.                                                         1,571
                                                                                        ----------
                                                                                            19,131
                                                                                        ----------
             SYSTEMS SOFTWARE (2.9%)
   397,876   Microsoft Corp.                                                                10,902
   534,192   Oracle Corp.                                                                   16,335
   358,700   Symantec Corp.*                                                                 6,837
                                                                                        ----------
                                                                                            34,074
                                                                                        ----------
             TECHNOLOGY DISTRIBUTORS (0.2%)
    54,900   Arrow Electronics, Inc.*                                                        1,908
                                                                                        ----------
             Total Information Technology                                                  242,514
                                                                                        ----------
             MATERIALS (2.5%)
             ----------------
             COMMODITY CHEMICALS (0.6%)
   133,100   Celanese Corp. "A"                                                              7,338
                                                                                        ----------
             CONSTRUCTION MATERIALS (0.2%)
    84,000   Vulcan Materials Co.                                                            2,880
                                                                                        ----------
             DIVERSIFIED METALS & MINING (0.3%)
    33,300   Freeport-McMoRan Copper & Gold, Inc.                                            1,763
    20,270   Rio Tinto plc ADR                                                               1,439
                                                                                        ----------
                                                                                             3,202
                                                                                        ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
    16,500   Agrium, Inc.                                                                    1,442
    18,845   Monsanto Co.                                                                    1,384
    27,400   Potash Corp. of Saskatchewan, Inc.                                              1,584
                                                                                        ----------
                                                                                             4,410
                                                                                        ----------
             GOLD (0.6%)
   135,835   Barrick Gold Corp.                                                              6,462
                                                                                        ----------
             METAL & GLASS CONTAINERS (0.1%)
    50,000   Owens-Illinois, Inc.*                                                           1,159
                                                                                        ----------
             PAPER PACKAGING (0.2%)
   124,400   Sealed Air Corp.                                                                2,678
                                                                                        ----------
             STEEL (0.1%)
    26,500   Allegheny Technologies, Inc.                                                    1,542
                                                                                        ----------
             Total Materials                                                                29,671
                                                                                        ----------
             TELECOMMUNICATION SERVICES (0.8%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
   149,435   AT&T, Inc.                                                                      4,372


================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
    71,600   Verizon Communications, Inc.                                               $    2,527
                                                                                        ----------
                                                                                             6,899
                                                                                        ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    75,300   Vodafone Group plc ADR                                                          2,116
                                                                                        ----------
             Total Telecommunication Services                                                9,015
                                                                                        ----------
             UTILITIES (2.5%)
             ----------------
             ELECTRIC UTILITIES (1.7%)
   124,400   American Electric Power Co., Inc.                                               4,585
    21,800   Entergy Corp.                                                                   1,456
   123,300   FirstEnergy Corp.                                                               5,505
   110,200   NextEra Energy, Inc.                                                            6,089
    45,700   Pinnacle West Capital Corp.                                                     1,936
                                                                                        ----------
                                                                                            19,571
                                                                                        ----------
             GAS UTILITIES (0.1%)
    17,100   ONEOK, Inc.                                                                     1,245
                                                                                        ----------
             MULTI-UTILITIES (0.7%)
   132,000   CenterPoint Energy, Inc.                                                        2,585
    36,000   Dominion Resources, Inc.                                                        1,744
    75,100   MDU Resources Group, Inc.                                                       1,619
    84,300   Xcel Energy, Inc.                                                               2,023
                                                                                        ----------
                                                                                             7,971
                                                                                        ----------
             Total Utilities                                                                28,787
                                                                                        ----------
             Total Common Stocks (cost: $990,034)                                        1,132,801
                                                                                        ----------

--------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
--------------------------------------------------------------------------------------------------
             CONVERTIBLE SECURITIES (0.1%)

             MATERIALS (0.1%)
             ----------------
             STEEL (0.1%)
  $564,000   Allegheny Technologies, Inc. (cost: $900)                                         874
                                                                                        ----------
             EXCHANGE-TRADED FUNDS (0.7%)
    16,900   MidCap SPDR Trust Series 1                                                      2,892
    45,000   SPDR Trust Series 1                                                             5,807
                                                                                        ----------
             Total Investment Companies (cost: $8,258)                                       8,699
                                                                                        ----------
             Total Equity Securities (cost: $999,192)                                    1,142,374
                                                                                        ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.7%)

             MONEY MARKET FUNDS (1.7%)
20,025,770   State Street Institutional Liquid Reserve Fund, 0.14%(c) (cost: $20,026)   $   20,026
                                                                                        ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (2.5%)

             MONEY MARKET FUNDS (2.2%)
 8,073,202   Blackrock Liquidity Funds Tempfund Portfolio, 0.05%(c)                          8,073
17,299,807   Fidelity Institutional Money Market Portfolio, 0.12%(c)                        17,300
                                                                                        ----------
             Total Money Market Funds                                                       25,373
                                                                                        ----------

--------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.3%)
    $   42   Credit Suisse Securities, LLC, 0.15%,
               acquired on 7/29/2011 and due 8/01/2011 at
               $42 (collateralized by $45 of Fannie Mae(d),
               0.17%(e), due 10/12/2011; market value $45)                                      42
     2,841   Deutsche Bank Securities, Inc., 0.18%,
               acquired on 7/29/2011 and due 8/01/2011 at
               $2,841 (collateralized by $2,883 of Fannie Mae(d),
               1.45%, due 1/24/2014; market value $2,898)                                    2,841
                                                                                        ----------
             Total Repurchase Agreements                                                     2,883
                                                                                        ----------
             Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $28,256)                                       28,256
                                                                                        ----------

             TOTAL INVESTMENTS (COST: $1,047,474)                                       $1,190,656
                                                                                        ==========


================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,132,521              $    -           $280   $1,132,801
  Convertible Securities                          -                 874              -          874
  Exchange-Traded Funds                       8,699                   -              -        8,699
Money Market Instruments:
  Money Market Funds                         20,026                   -              -       20,026
Short-Term Investments
  Purchases With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                         25,373                   -              -       25,373
  Repurchase Agreements                           -               2,883              -        2,883
---------------------------------------------------------------------------------------------------
Total                                    $1,186,619              $3,757           $280   $1,190,656
---------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------
                                                                                      COMMON STOCKS
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2010                                                                  $   -
Purchases                                                                                      598
Sales                                                                                            -
Transfers into Level 3                                                                           -
Transfers out of Level 3                                                                         -
Net realized gain                                                                                -
Change in net unrealized appreciation/depreciation                                            (318)
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2011                                                                  $ 280
---------------------------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.0% of net assets at July 31, 2011.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

  REIT  Real estate investment trust

  SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks or bonds designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipt, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

o SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of July 31, 2011.

  (b) Security was fair valued at July 31, 2011, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

  (c) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

  (d) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

  (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2011, was $280,000, which represented less than 0.1% of the Fund's net assets.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $27,073) (cost of $1,047,474)                           $1,190,656
   Receivables:
      Capital shares sold                                                       467
      USAA Investment Management Company (Note 7D)                                9
      Dividends and interest                                                    888
      Securities sold                                                         6,521
      Other                                                                       9
                                                                         ----------
         Total assets                                                     1,198,550
                                                                         ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                       28,256
      Securities purchased                                                    9,242
      Capital shares redeemed                                                   968
   Accrued management fees                                                      577
   Accrued transfer agent's fees                                                 47
   Other accrued expenses and payables                                          110
                                                                         ----------
         Total liabilities                                                   39,200
                                                                         ----------
            Net assets applicable to capital shares outstanding          $1,159,350
                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                       $1,248,230
   Accumulated undistributed net investment income                              556
   Accumulated net realized loss on investments                            (232,618)
   Net unrealized appreciation of investments                               143,182
                                                                         ----------
            Net assets applicable to capital shares outstanding          $1,159,350
                                                                         ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,153,199/75,681 shares outstanding)   $    15.24
                                                                         ==========
      Adviser Shares (net assets of $6,151/404 shares outstanding)       $    15.22
                                                                         ==========


See accompanying notes to financial statements.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $ 19,187
   Interest                                                                   56
   Securities lending (net)                                                  173
                                                                        --------
      Total income                                                        19,416
                                                                        --------
EXPENSES
   Management fees                                                         6,429
   Administration and servicing fees:
      Fund Shares                                                          1,705
      Adviser Shares                                                           8
   Transfer agent's fees:
      Fund Shares                                                          2,530
   Distribution and service fees (Note 7F):
      Adviser Shares                                                          14
   Custody and accounting fees:
      Fund Shares                                                            217
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                            111
   Shareholder reporting fees:
      Fund Shares                                                             56
   Trustees' fees                                                             12
   Registration fees:
      Fund Shares                                                             38
      Adviser Shares                                                          42
   Professional fees                                                         102
   Other                                                                      30
                                                                        --------
            Total expenses                                                11,295
   Expenses paid indirectly:
      Fund Shares                                                             (7)
   Expenses reimbursed:
      Adviser Shares                                                         (30)
                                                                        --------
            Net expenses                                                  11,258
                                                                        --------
NET INVESTMENT INCOME                                                      8,158
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                      66,719
   Change in net unrealized appreciation/depreciation                     99,460
                                                                        --------
            Net realized and unrealized gain                             166,179
                                                                        --------
   Increase in net assets resulting from operations                     $174,337
                                                                        ========


See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                               2011         2010
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                 $    8,158   $    6,151
   Net realized gain on investments                          66,719       72,632
   Change in net unrealized appreciation/depreciation
      of investments                                         99,460       65,758
                                                         -----------------------
      Increase in net assets resulting from operations      174,337      144,541
                                                         -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                            (7,886)      (6,082)
      Adviser Shares*                                           (29)           -
                                                         -----------------------
      Distributions to shareholders                          (7,915)      (6,082)
                                                         -----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                              (43,412)     (34,352)
   Adviser Shares*                                            5,107            -
                                                         -----------------------
      Total net decrease in net assets from capital
         share transactions                                 (38,305)     (34,352)
                                                         -----------------------
   Net increase in net assets                               128,117      104,107

NET ASSETS
   Beginning of year                                      1,031,233      927,126
                                                         -----------------------
   End of year                                           $1,159,350   $1,031,233
                                                         =======================
Accumulated undistributed net investment income:
   End of year                                           $      556   $      380
                                                         =======================


*Adviser shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

The Fund has two classes of shares: Growth & Income Fund Shares (Fund Shares) and, effective August 1, 2010, Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

      securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities,

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

   inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include convertible securities, which are valued based on methods discussed in Note 1A5, and repurchase agreements valued at cost, which approximates fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the security valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the security was valued in good faith using methods determined by the Manager, in consultation with the Fund's subadviser, under valuation procedures approved by the Trust's Board of Trustees. Trading was halted on the common stock of Longtop Financial Technologies Ltd. after accounting irregularities were discovered. The security was valued at a 50% reduction of the last traded sales price pending further information on the matter. The security has since been delisted. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level
   3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, brokerage commission recapture credits and custodian and other bank credits reduced the Fund Shares' and Adviser Shares' expenses by $7,000 and less than $500, respectively.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $4,000, which represents 2.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also,

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses, return of capital adjustments, and dividend distributions resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $1,000, decrease accumulated undistributed net investment income by $71,000, and decrease accumulated net realized loss on investments by $72,000. This reclassification had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2011, and 2010, was as follows:

                                                      2011              2010
                                                   ----------------------------
Ordinary income*                                   $7,915,000        $6,082,000


* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    452,000
Accumulated capital and other losses                                221,038,000
Unrealized appreciation of investments                              131,708,000


The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and dividend distributions.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized capital loss carryovers of $62,311,000 to offset capital gains. At July 31, 2011, the Fund had capital loss carryovers of $221,038,000, for federal income tax purposes, which if not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

          CAPITAL LOSS CARRYOVERS
-------------------------------------------
  EXPIRES                         BALANCE
-----------                    ------------
   2017                        $ 55,396,000
   2018                         165,642,000
                               ------------
                  Total        $221,038,000
                               ============


The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $579,036,000 and $621,401,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $1,058,948,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $169,834,000 and $38,126,000, respectively, resulting in net unrealized appreciation of $131,708,000.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2011, the Fund received securities-lending income of $173,000, which is net of the 20% income retained by ClearLend. As of July 31, 2011, the Fund loaned securities having a fair market value of approximately $27,073,000 and received cash collateral of $28,256,000 for the loans. Of this amount, $28,256,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                        YEAR ENDED              YEAR ENDED
                                         7/31/2011               7/31/2010
-------------------------------------------------------------------------------
                                    SHARES      AMOUNT      SHARES      AMOUNT
                                   --------------------------------------------
FUND SHARES:
Shares sold                         10,358    $ 155,559      9,397    $ 121,726
Shares issued from
  reinvested dividends                 519        7,751        461        5,976
Shares redeemed                    (14,166)    (206,722)   (12,552)    (162,054)
                                   --------------------------------------------
Net decrease from capital
  share transactions                (3,289)   $ (43,412)    (2,694)   $ (34,352)
                                   ============================================
ADVISER SHARES
  (INITIATED ON AUGUST 1, 2010):
Shares sold                            407    $   5,153          -    $       -
Shares issued from
  reinvested dividends                   -            -          -            -
Shares redeemed                         (3)         (46)         -            -
                                   --------------------------------------------
Net increase from capital
  share transactions                   404    $   5,107          -    $       -
                                   ============================================


(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%


   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $6,429,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(424,000) and less than $(500), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.04)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles, BHMS, and UBS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $511,000.

   The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $495,000.

   The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to BHMS, of $656,000.

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

   The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to UBS, of $828,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2011, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,705,000 and $8,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $35,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Adviser Shares to 1.30% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2011, the Adviser Shares incurred reimbursable expenses of $30,000, of which $9,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2011, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,530,000 and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $14,000.

G. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2011, USAA and its affiliates owned 398,000 shares, which represent 98.4% of the Adviser Shares and 0.5% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

(9) NEW ACCOUNTING PRONOUNCEMENTS

   FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

   Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the Fund's financial statements or disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED JULY 31,
                             -----------------------------------------------------------------
                                   2011          2010          2009          2008         2007
                             -----------------------------------------------------------------
Net asset value at
  beginning of period        $    13.06    $    11.35      $  14.86    $    19.26   $    18.14
                             -----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .11           .08           .11           .12          .13
  Net realized and
    unrealized gain (loss)         2.17          1.71         (3.51)        (1.80)        3.08
                             -----------------------------------------------------------------
Total from investment
  operations                       2.28          1.79         (3.40)        (1.68)        3.21
                             -----------------------------------------------------------------
Less distributions from:
  Net investment income            (.10)         (.08)         (.11)         (.11)        (.13)
  Realized capital gains              -             -             -         (2.61)       (1.96)
                             -----------------------------------------------------------------
Total distributions                (.10)         (.08)         (.11)        (2.72)       (2.09)
                             -----------------------------------------------------------------
Net asset value at end
  of period                  $    15.24    $    13.06      $  11.35    $    14.86   $    19.26
                             =================================================================
Total return (%)*                 17.50         15.74(b)     (22.81)       (10.69)       18.46(a)
Net assets at
  end of period (000)        $1,153,199    $1,031,233      $927,126    $1,292,943   $1,531,563
Ratios to average
  net assets:**
  Expenses (%)(c)                   .98          1.04(b)       1.12          1.00          .99(a)
  Net investment
    income (%)                      .72           .60           .99           .74          .57
Portfolio turnover (%)               52            91           100            83          119

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2011, average net assets were $1,137,431,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) For the year ended July 31, 2010, SAS reimbursed the Fund Shares $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios above.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)     (.00%)(+)     (.01%)        (.01%)       (.01%)
    (+) Represents less than 0.01% of average net assets.


================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                  PERIOD ENDED
                                                                JULY 31, 2011***
                                                                ----------------
Net asset value at beginning of period                               $13.34
                                                                     ------
Income from investment operations:
  Net investment income                                                 .05
  Net realized and unrealized gain                                     1.90
                                                                     ------
Total from investment operations                                       1.95
                                                                     ------
Less distributions from:
  Net investment income                                                (.07)
                                                                     ------
Net asset value at end of period                                     $15.22
                                                                     ======
Total return (%)*                                                     14.65
Net assets at end of period (000)                                    $6,151
Ratios to average net assets:**(a)
  Expenses (%)(b)                                                      1.30
  Expenses, excluding reimbursements (%)(b)                            1.83
  Net investment income (%)                                             .35
Portfolio turnover (%)                                                   52


  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2011, average net assets were $5,682,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2011 -
                                     FEBRUARY 1, 2011      JULY 31, 2011        JULY 31, 2011
                                     -----------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $  995.90               $4.75

Hypothetical
  (5% return before expenses)            1,000.00             1,020.03                4.81

ADVISER SHARES
Actual                                   1,000.00               993.80                6.43

Hypothetical
  (5% return before expenses)            1,000.00             1,018.35                6.51


*Expenses are equal to the annualized expense ratio of 0.96% for Fund Shares and 1.30% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account values are based on its actual total returns of (0.41)% for Fund Shares and (0.62)% for Adviser Shares for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ADVISORY AGREEMENTS

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2010, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ending December 31, 2010 and was in the bottom 50% of its performance universe for the three- and five-year periods ending December 31, 2010. The Board noted management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of July 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

64  | USAA GROWTH & INCOME FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA GROWTH & INCOME FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

68  | USAA GROWTH & INCOME FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

 (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
     Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments"
AT USAA.COM

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select
   MANAGE PREFERENCES Set your DOCUMENT
   PREFERENCES to USAA DOCUMENTS ONLINE.

             [LOGO OF USAA]
                 USAA(R)
   WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23431-0911                                (C)2011, USAA. All rights reserved.




   ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:      09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:      09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.